EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2021
Disclosure Of Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE

	2021	2020	2019
	$	$	$
Net loss	(43,325,320)	(97,351,667)	(3,071,332)
Basic weighted average number of common shares outstanding	162,245,092	110,551,314	106,386,720
Basic loss per share	(0.27)	(0.88)	(0.03)

Basic weighted average number of common shares outstanding	162,245,092	110,551,314	106,386,720
Plus dilutive impact of stock options, RSUs, DSUs, and warrants	—	—	—
Diluted weighted average number of common shares outstanding	162,245,092	110,551,314	106,386,720
Diluted loss per share	(0.27)	(0.88)	(0.03)
Excluded from the above calculations for the years ended December 31, 2021, 2020 and 2019 are all outstanding stock options, share warrant obligations, RSUs, and DSUs, (conversion options on convertible debentures for the year ended December 31, 2020) which are deemed to be anti-dilutive as they would have the effect of decreasing the loss per share.